EXCHANGE TRADED CONCEPTS TRUST

ROBO Global® Robotics and Automation Index ETF

(the “Fund”)

Supplement dated February 15, 2018 to the Fund’s currently effective Statement of Additional Information (the “SAI”)

This supplement provides new and additional information beyond that contained in the Fund’s currently effective SAI and should be read in conjunction with the SAI.

The Board of Trustees (the “Board”) of Exchange Traded Concepts Trust (the “Trust”) approved The Bank of New York Mellon (“BNY Mellon”) to replace Brown Brothers Harriman & Co. as custodian and transfer agent of the Fund. Therefore, effective immediately, the sections titled “The Custodian” and “The Transfer Agent” are deleted in their entirety and replaced with the following:

The Custodian

The Bank of New York Mellon (the “Custodian”), 225 Liberty Street, New York, New York 10286, serves as custodian for the Fund pursuant to a custodian agreement with the Trust on behalf of the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Transfer Agent

The Bank of New York Mellon (the “Transfer Agent”), 225 Liberty Street, New York, New York 10286, serves as transfer agent and dividend disbursing agent under a transfer agency and service agreement with the Trust, on behalf of the Fund.

In addition, effective immediately, the Fund’s standard Creation Transaction Fee and Redemption Transaction Fee, as such terms are described in the SAI, are each revised to be $1,000.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ROB-SK-011-0100